Exhibit 10.1.4

AMENDMENT NUMBER THREE TO AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT NUMBER ONE TO AMENDED AND RESTATED SECURITY AGREEMENT

This Amendment Number Three to Amended and Restated Credit Agreement and Amendment Number One to Amended and Restated Security Agreement (this “Amendment”) is entered into as of April 2, 2015, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), on the one hand, and JACK COOPER HOLDINGS CORP., a Delaware corporation (“Parent”), and the Subsidiaries of Parent identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), and the undersigned Guarantors, on the other hand, in light of the following:

A.                                    Agent, Lenders, and Borrowers have previously entered into that certain Amended and Restated Credit Agreement, dated as of June 18, 2013 (as amended from time to time, the “Agreement”);

B.                                    Agent, Lenders, Borrowers and Guarantors have previously entered into that certain Amended and Restated Security Agreement, dated as of June 18, 2013 (as amended from time to time, the “Security Agreement”); and

C.                                    Borrowers wish to enter into a separate credit facility with MSD and have requested certain amendments to the Agreement and to the Security Agreement.

Agent, Lenders and Borrowers have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.                                      DEFINITIONS.  All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

2.                                      AMENDMENTS.

(a)                                 Schedule 1.1 of the Agreement is hereby amended by deleting the definition of “Agreed WFCF Cap Cushion”.

(b)                                 Schedule 1.1 of the Agreement is hereby amended by deleting the definition of “Availability Block” therein in its entirety and replacing it with the following:

“Availability Block” means (a) $6,250,000 so long as any Permitted MSD Indebtedness is outstanding or MSD has any commitment to extend credit resulting in the incurrence of Permitted MSD Indebtedness and (b) otherwise, $0; provided, the Availability Block set forth in clause (a) shall automatically be reduced dollar-for-dollar (but in any event the Availability Block will never be less than $0) by the aggregate amount of all payments of principal of Permitted MSD Indebtedness.

(c)                                  Schedule 1.1 of the Agreement is hereby amended by deleting the definition of “MSD” therein in its entirety and replacing it with the following:

“MSD” means MSDC JC Investments, LLC or any of its Affiliates.

(d)                                 Schedule 1.1 of the Agreement is hereby amended by deleting the definition of “Permitted MSD Indebtedness” therein in its entirety and replacing it with the following:

“Permitted MSD Indebtedness” means Indebtedness incurred by Parent or any of its Subsidiaries to MSD in an aggregate principal amount not to exceed the sum of $62,500,000 plus accrued paid in kind interest and otherwise on terms and conditions reasonably acceptable to Agent (including, but not limited to, being subject to the MSD-WFCF Intercreditor Agreement), as the terms of such Indebtedness pursuant to the definitive loan documentation may be amended, restated, modified, changed, refinanced or replaced in a manner that is not prohibited by the terms of the MSD-WFCF Intercreditor Agreement.

(e)                                  Section 3.3 of the Agreement is hereby amended and restated in its entirety as follows:

3.3                               Maturity.  This Agreement shall continue in full force and effect for a term ending on the earlier of (i) June 18, 2018, or (ii) the date that is 90 days prior to the then extant maturity date of the Permitted MSD Indebtedness (the “Maturity Date”).  The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice to Administrative Borrower upon the occurrence and during the continuation of an Event of Default.

(f)                                   Clause (i) of Section 6.7(a) of the Agreement is hereby amended and restated in its entirety as follows:

“(i)                               optionally prepay, redeem, defease, purchase or otherwise acquire any Indebtedness of Parent and its Subsidiaries, other than (A) the Obligations in accordance with this Agreement, (B) Permitted Intercompany Advances, (C) Refinancing Indebtedness in respect of the Note Obligations (including the defeasance thereof), (D) offers to purchase the Notes in connection with asset sales pursuant to Section 3.9 of the Notes Indenture, (E) the Transactions, (F) prepayments of Permitted Preferred Stock with the proceeds of Permitted Preferred Stock so long as the prepayments are substantially contemporaneous with the accompanying sale, (G) in connection with Refinancing Indebtedness in respect of the Permitted MSD Indebtedness, (H) for any prepayments or payments of Permitted MSD Indebtedness so long as before and after giving effect to such payment (1) no Event of Default has occurred and is continuing and (2) Availability shall be no less than 30% of the Maximum Revolver Amount, (I) prepayments of Permitted MSD Indebtedness with proceeds from asset sales pursuant to Section 2.9(d)(ii) of the MSD Credit Agreement (as defined in the MSD-WFCF Intercreditor Agreement) so long as:  (x) promptly but in any event no later than the date that is 10 Business Days prior to any disposition the proceeds of which will be used for any such payment or prepayment, Administrative Borrower delivers written notice to Agent listing the assets to be disposed of, the sale price of the same, and the scheduled date of such disposition, (y) promptly but in any event, no later than the date that is 5 Business Days prior to such payment or prepayment, Administrative Borrower delivers to Agent a Borrowing Base Certificate demonstrating that immediately after giving effect to the applicable disposition of assets, no Overadvance will exist and (z) as of the date of such payment or prepayment the Additional Basket conditions are met, and (J) so long as no Event of Default exists at the time of payment or prepayment, contemporaneous exchange of Permitted MSD Indebtedness for Stock of Parent or prepayments or payments of Permitted MSD Indebtedness with the proceeds of the issuance of Stock of Parent to any Person (other than Parent or any of its Subsidiaries) so long as the prepayments or payments are substantially contemporaneous with the accompanying issuance or”

(g)                                  Section 8.7 of the Agreement is hereby amended and restated in its entirety as follows:

8.7                               Default Under Other Agreements.  If there is (a) an Event of Default as defined in the Notes Documents; (b) a default in one or more agreements to which a Loan Party or any of its Subsidiaries is a party with one or more third Persons relative to a Loan Party’s or any of its Subsidiaries’ Indebtedness involving an aggregate amount of $5,000,000 or more, and such default (after giving effect to any grace period therefor) (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of such Loan Party’s or its Subsidiary’s obligations thereunder; (c) an event of default (after giving effect to any grace period therefor) in or an involuntary early termination of one or more Hedge Agreements to which a Loan Party or any of its Subsidiaries is a party; or (d) a default under the Permitted MSD Indebtedness if such default (after giving effect to any grace period therefor) (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by the lenders thereunder, irrespective of whether exercised, to accelerate the maturity of the Loan Parties’ obligations thereunder;

(h)                                 Schedule A-2, “Authorized Persons”, Schedule 4.1(b), “Capitalization of Borrowers”, Schedule 4.1(c), “Capitalization of Borrowers’ Subsidiaries”, Schedule 4.6(a), “States of Organization”, Schedule 4.6(b), “Chief Executive Offices”, Schedule 4.6(c), “Organizational Identification Numbers”, Schedule 4.11, “Employee Benefits”, Schedule 4.12, “Environmental Matters”, Schedule 4.13, “Intellectual Property”, Schedule 4.15, “Deposit Accounts and Securities Accounts”, Schedule 4.17, Material Contracts”, Schedule 4.30, “Locations of Inventory and Equipment”, and Schedule 4.31, “ERISA Matters” attached hereto shall hereby amend and restate, in their respective entireties, Schedule A-2, Schedule 4.1(b), Schedule 4.1(c), Schedule 4.6(a), Schedule 4.6(b), Schedule 4.6(c), Schedule 4.11, Schedule 4.12, Schedule 4.13, Schedule 4.15, Schedule 4.17, Schedule 4.30, and Schedule 4.31 to the Agreement.

(i)                                     Schedule 1, “Commercial Tort Claims”, Schedule 6, “Pledged Companies” and Schedule 6(k), “Controlled Account Banks” attached hereto shall hereby amend and restate, in their respective entireties, Schedule 1, Schedule 6 and Schedule 6(k) to the Security Agreement.

3.                                      REPRESENTATIONS AND WARRANTIES.

(a)                                 Each Borrower hereby affirms to Agent and Lenders that all of such Borrower’s representations and warranties set forth in the Agreement, after giving effect to this Amendment, are true, complete and accurate in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).

(b)                                 Each Borrower and Guarantor represents and warrants (i) it has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party and (ii) the execution, delivery and performance by each Borrower and Guarantor of this Amendment has been duly approved by all necessary corporate action and does not (A) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries or (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Loan Party or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change.

(c)                                  Each Borrower and Guarantor represents and warrants this Amendment (i) has been duly executed and delivered by such Borrower or Guarantor, (ii) is the legal, valid and binding obligation of such Borrower or Guarantor, enforceable against such Borrower or Guarantor in accordance with its terms, and is in full force and effect, except to the extent that (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights or general principles of equity or (B) the availability of the remedies of specific performance or injunctive relief are subject to the discretion of the court before which any proceeding therefor may be brought, and (iii) does not and will not violate any material provision of the Governing Documents of any Loan Party or its Subsidiaries.

4.                                      NO DEFAULTS.  Each Borrower hereby affirms to Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.

5.                                      CONDITIONS PRECEDENT.  The effectiveness of this Amendment is expressly conditioned upon the following:

(a)                                 receipt by Agent of a fully executed copy of this Amendment in form and substance satisfactory to Agent;

(b)                                 receipt by Agent of a fully executed copy of the MSD-WFCF Intercreditor Agreement in form and substance satisfactory to Agent;

(c)                                  the completion of the funding of the Permitted MSD Indebtedness; and

(d)                                 the receipt and satisfactory review by Agent of the MSD Credit Agreement (as defined in the MSD-WFCF Intercreditor Agreement) and any MSD Collateral Documents (as defined in the MSD-WFCF Intercreditor Agreement) requested by Agent, each certified by an Authorized Person.

6.                                      ACKNOWLEDGEMENT.  Each Borrower and Guarantor hereby acknowledges and reaffirms (a) all of its obligations and duties under the Loan Documents, and (b) that Agent, for the ratable benefit of the Lender Group, has and shall continue to have valid, perfected Liens in the Collateral (other than (i) in respect of Vehicles that are subject to a certificate of title and as to which Agent has elected not to note its Lien on the applicable certificate of title), (ii) Commercial Tort Claims and letter-of-credit rights that are not required to be perfected by the terms of the Security Agreement and (iii) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 6.11 of the Agreement).

7.                                      COSTS AND EXPENSES.  Borrowers shall pay to Agent all of Agent’s reasonable and documented out-of-pocket costs and expenses (including, without limitation, the reasonable and documented fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

8.                                      LIMITED EFFECT.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern.  In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

9.                                      COUNTERPARTS; EFFECTIVENESS.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original.  All such counterparts, taken together, shall constitute but one and the same Amendment.  This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto and satisfaction of each of the other conditions precedent set forth in Section 5 hereof. This Amendment is a Loan Document and is subject to all the terms and conditions, and entitled to all the protections, applicable to Loan Documents generally.

10.                               CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE.  Section 12 of the Agreement is incorporated herein by reference mutatis mutandis.

11.                               REAFFIRMATION OF GUARANTIES.  Each of the undersigned Guarantors hereby reaffirms and agrees that (a) the Guaranty and the Loan Documents to which it is a party shall remain in full force and effect (including, without limitation, any security interests granted therein) after this Amendment is consummated as if consummated contemporaneously therewith, (b) nothing in the Loan Documents to which it is a party obligates Agent or the Lenders to notify such Guarantor of any changes in the financial accommodations made available to the Loan Parties or to seek reaffirmations of the Loan Documents to which such Guarantor is a party; and (c) no requirement to so notify such Guarantor or to seek such Guarantor’s reaffirmation in the future shall be implied by this Section 11.

[Signatures on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company,
as Agent and a Lender

By:	/s/ Brandi Whittington
Name:	Brandi Whittington
Title:	Vice President

Amendment Number Three to Amended and Restated Credit Agreement and

Amendment Number One to Amended and Restated Security Agreement

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:

Amendment Number Three to Amended and Restated Credit Agreement and

Amendment Number One to Amended and Restated Security Agreement

BORROWERS:	JACK COOPER HOLDINGS CORP.,
a Delaware corporation

	By:	/s/ Theo Ciupitu
	Title:	Executive Vice President
	Name:	Theo Ciupitu

JACK COOPER TRANSPORT COMPANY, INC.,
a Delaware corporation

	By:	/s/ Theo Ciupitu
	Title:	Executive Vice President
	Name:	Theo Ciupitu

PACIFIC MOTOR TRUCKING COMPANY,
a Missouri corporation

	By:	/s/ Theo Ciupitu
	Title:	Executive Vice President
	Name:	Theo Ciupitu

AUTO HANDLING CORPORATION,
a Delaware corporation

	By:	/s/ Theo Ciupitu
	Title:	Executive Vice President
	Name:	Theo Ciupitu

JACK COOPER LOGISTICS, LLC,
a Delaware limited liability company

	By:	/s/ Theo Ciupitu
	Title:	Executive Vice President
	Name:	Theo Ciupitu

Amendment Number Three to Amended and Restated Credit Agreement and

Amendment Number One to Amended and Restated Security Agreement

AXIS LOGISTIC SERVICES, INC.,
a Delaware corporation,

	By:	/s/ Theo Ciupitu
	Title:	Executive Vice President
	Name:	Theo Ciupitu

JACK COOPER CT SERVICES, INC.,
a Delaware corporation,

	By:	/s/ Theo Ciupitu
	Title:	Executive Vice President
	Name:	Theo Ciupitu

JACK COOPER RAIL AND SHUTTLE, INC.,
a Delaware corporation,

	By:	/s/ Theo Ciupitu
	Title:	Executive Vice President
	Name:	Theo Ciupitu

GUARANTORS:	JACK COOPER SPECIALIZED TRANSPORT, INC.,
a Delaware corporation,

	By:	/s/ Theo Ciupitu
	Title:	Executive Vice President
	Name:	Theo Ciupitu

AUTO EXPORT SHIPPING, INC.,
a New Jersey corporation,

	By:	/s/ Theo Ciupitu
	Title:	Executive Vice President
	Name:	Theo Ciupitu

Amendment Number Three to Amended and Restated Credit Agreement and

Amendment Number One to Amended and Restated Security Agreement